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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      FEBRUARY 17, 2006 (FEBRUARY 10, 2006)

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)


            Nevada                       001-32202               88-0408274
_______________________________   ________________________   ___________________
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)


             6370 Nancy Ridge Drive, Suite 112
                   San Diego, California                          92121
         ________________________________________              _____________
         (Address of Principal Executive Offices)                Zip Code

                                 (858) 657-0287
              ____________________________________________________
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 10, 2006, the Board of Directors awarded to Hartoun Hartounian, Ph.D. a cash bonus of $75,000 under our performance cash bonus plan related to the 2005 plan year, based on the determination by the Compensation Committee of the achievement by Dr. Hartounian of certain performance criteria established by the Compensation Committee for the 2005 year. Dr. Hartounian served as our President and Chief Operating Officer during the full 2005 year.

         As previously disclosed in the Form 8-K filed January 19, 2006, the last day of employment of Dr. Hartounian is February 17, 2006, and Dr. Hartounian has resigned from our board of directors. Under the employment agreement between Dr. Hartounian and us dated June 23, 2000, as amended, Dr. Hartounian was entitled to certain benefits upon voluntary resignation of his employment prior to May 2006, subject to his execution of a waiver and release of claims. Dr. Hartounian executed the waiver and release of claims, and accordingly, will be entitled to a severance payment equal to six months base salary, continuation of the health care benefits paid by us during employment for a period not to extend beyond February 2007, and the opportunity to exercise his vested stock options until December 31, 2006. Dr. Hartounian's base salary at the time of termination was $250,000 per year.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    February 17, 2006             MICROISLET, INC.


                                       By: /s/ James R. Gavin III, M.D., Ph.D.
                                           -------------------------------------
                                           James R. Gavin III, M.D., Ph.D.
                                           Interim President and Chief Executive
                                              Officer



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